EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet




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                                                    FINAL-0555B                             September 30, 2005
Bear, Stearns & Co. Inc.                                                                          11:15AM EDT
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                          Settle Date: 9/30/2005 US Treasury Curve Date: 9/21/2005
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                                             Tranche: A2 (2A1)
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                       .00% CPR       V50 ACPR       V100 ACPR       V150 ACPR      V200 ACPR      PREPAY
   Price                3.67000        3.67000        3.67000         3.67000        3.67000       1M_LIB
                           0              0              0               0              0      use_hist_index
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99.078125                5.609          5.653          5.706           5.767          5.834         Yield
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99.203125                5.599          5.632          5.674           5.721          5.773         Yield
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99.328125                5.588          5.612          5.642           5.675          5.712         Yield
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99.453125                5.578          5.592          5.610           5.629          5.651         Yield
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99.578125                5.568          5.572          5.578           5.584          5.590         Yield
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99.703125                5.558          5.552          5.546           5.538          5.530         Yield
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99.828125                5.547          5.532          5.514           5.492          5.469         Yield
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STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exist for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.